SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 5, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

         1-12246                                         95-4549193
(Commission File Number)                       (IRS Employer Identification No.)


2951 28th Street, Suite 3001                                  90405
  Santa Monica, California

(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         David G. Price, a controlling shareholder of American Golf Corporation ("American Golf"), the primary tenant of National Golf Operating Partnership, L.P. ("NGOP"), has entered into agreements providing for the substitution of collateral previously granted by him and an affiliate to certain of American Golf's lenders (the "AGC Lenders"), as he was required to do pursuant to the terms of restructuring agreements between him, American Golf and these lenders. The restructuring agreements are filed as exhibits to the Registrant's Form 8K filed July 23, 2002. The funding of the collateral substitution was completed on November 12, 2002.

         Pursuant to an extension and amendment relating to the delivery of alternate collateral, Mr. Price, his trust and an affiliate satisfied the collateral substitution requirements by (x) maintaining in place the grant of a second deed of trust to the AGC Lenders with respect to real property owned by one of these affiliates, (y) supplying approximately $9.5 million of cash collateral to one of these lenders and (z) pledging 354,938 shares of National Golf common stock and 1,107,620 NGOP common units owned by Mr. Price and his trust, and 336,737 shares of National Golf common stock and 68,333 NGOP common units owned by Dallas P. Price and her trust, to the other lender. The extension and amendment relating to the delivery of alternate collateral obligates Mr. Price, his trust and these affiliates to deliver to the AGC Lenders additional substitute collateral consisting of cash collateral or a letter of credit in the aggregate amount of approximately $16.5 million, consisting of approximately
$10 million to be provided no later than February 28, 2003 and $6.5 million to be provided on March 31, 2003. The extension and amendment relating to the delivery of alternate collateral and the related pledge agreements, guaranty agreement and credit enhancement agreement are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto.

         In connection with the pledge of shares and units to one of the AGC Lenders described in the preceding paragraph, the Registrant amended its unit exchange and registration rights agreement, dated as of July 19, 2002, with the AGC Lenders (which is filed as an exhibit to the Registrant's Form 8K filed on July 23, 2002). This amendment is filed as Exhibit 10.1 hereto and is hereby incorporated herein by reference.

         Pursuant to a collateral substitution agreement, dated as of September 14, 2002, between Mr. Price, his trust, Mountaingate Land Company L.P. ("Mountaingate"), GS Capital Partners 2000, L.P. ("GS Capital Partners 2000"), Whitehall Street Global Real Estate Limited Partnership Agreement, 2001 ("Whitehall 2001") and SOF-VI U.S. Holdings, L.L.C. ("Starwood Opportunity Fund VI") (which was filed as an exhibit to Mr. Price's Schedule 13D/A filed on October 8, 2002), Mr. Price and his trust entered into a credit support agreement, dated as of November 8, 2002, with GS Capital Partners 2000, Whitehall 2001, Starwood Opportunity Fund VI and Masters Funding LLC, an affiliate of these entities, pursuant to which Masters Funding LLC loaned Mr. Price's trust approximately $9.5 million, all of which the trust used to satisfy the collateral substitution obligations to one of the AGC Lenders as described above and an additional amount representing a fee to be paid to Masters Funding LLC by Mr. Price. The interest-bearing loan is secured by a pledge of 2,743,004 NGOP common units, of which 2,148,074 NGOP common units are owned by Mr. Price and his trust and 594,930 NGOP common units are owned by Dallas P. Price and her trust. The credit support agreement and related pledge agreements and guaranty are filed as Exhibits 99.6, 99.7, 99.8 and 99.9 hereto.


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         In connection with the pledge of shares and units by Mr. Price, Ms.
Price and their respective trusts to Masters Funding LLC pursuant to the credit support agreement, the Registrant signed a collateral assignment agreement that amended the unit exchange and registration rights agreement, dated as of July 22, 2002, between Mr. Price and the Registrant (which is filed as an exhibit to the Registrant's Form 8K filed on July 23, 2002). This collateral assignment agreement is filed as Exhibit 10.2 hereto and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS


         (a)   Financial Statements.

         Not applicable.

         (b)   Pro Forma Financial Information.

         Not applicable.

         (c)   Exhibits.

         10.1 Amendment No. 1 to the Unit Exchange and Registration Rights Agreement, dated as of November 5, 2002, among American International Golf, Inc., National Golf Properties, Inc., Bank of America, N.A. and the AGC Noteholders (as defined therein)

         10.2 Collateral Assignment of Unit Exchange and Registration Rights Agreement, dated as of November 8, 2002, between David G. Price, The David G. Price dated as of March 5, 1998 (as amended), Masters Funding LLC, National Golf Properties, Inc. and American International Golf, Inc.

         99.1 Extension and Amendment Agreement Relating to the Delivery of Substitute Collateral, dated as of November 5, 2002, by and among American Golf Corporation, David G. Price, The David G. Price dated as of March 5, 1998 (as amended), Dallas P. Price, The Dallas P. Price Trust dated as of May 14, 1998 (as amended), Mountaingate Land Company L.P., BNY Midwest Trust Company as the collateral agent and each of the Secured Creditors (as defined therein)

         99.2 Amended and Restated Stock and Partnership Interests Pledge Agreement, dated as of November 5, 2002, between David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended) and BNY Midwest Trust Company as the collateral agent

         99.3 Stock and Partnership Interests Pledge Agreement, dated as of November 5, 2002, between Dallas P. Price, The Dallas P. Price Trust dated as of May 14, 1998 (as amended) and BNY Midwest Trust Company as the collateral agent

         99.4 Limited Recourse Dallas P. Price Guaranty, dated as of November 5, 2002, by Dallas P. Price and The Dallas P. Price Trust dated as of May 14, 1998 (as amended) in favor of BNY Midwest Trust Company as the collateral agent


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         99.5       Amended and Restated Credit Enhancement Agreement, dated as of November 5, 2002, by and between American Golf Corporation, David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended), Dallas P. Price, The Dallas P. Price Trust dated as of May 14, 1998 (as amended) and Mountaingate Land Company, L.P.

         99.6 Credit Support Agreement, dated as of November 8, 2002, by and among David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended), Masters Funding LLC, GS Capital Partners 2000, L.P., Whitehall Street Global Real Estate Limited Partnership Agreement, 2001 and SOF-VI U.S. Holdings, L.L.C.

         99.7 Partnership Interests Pledge Agreement, dated as of November 8, 2002, between David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended) and Masters Funding LLC

         99.8 Partnership Interests Pledge Agreement, dated as of November 8, 2002, between The Dallas P. Price Trust dated as of May 14, 1998 (as amended) and Masters Funding LLC

         99.9 Dallas P. Price Limited Guaranty, dated as of November 8, 2002, by Dallas P. Price, as trustee of The Dallas P. Price Trust dated as of May 14, 1998 (as amended) in favor of Masters Funding LLC


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                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 18, 2002                          NATIONAL GOLF PROPERTIES, INC.
                                                           (Registrant)






                                                   By: /s/ Neil M. Miller
                                                      --------------------------
                                                      Neil M. Miller
                                                      Chief Financial Officer







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                                  EXHIBIT INDEX



         EXHIBIT NO.            DOCUMENT DESCRIPTION



         10.1 Amendment No. 1 to the Unit Exchange and Registration Rights Agreement, dated as of November 5, 2002, among American International Golf, Inc., National Golf Properties, Inc., Bank of America, N.A. and the AGC Noteholders (as defined therein)

         10.2 Collateral Assignment of Unit Exchange and Registration Rights Agreement, dated as of November 8, 2002, between David G. Price, The David G. Price dated as of March 5, 1998 (as amended), Masters Funding LLC, National Golf Properties, Inc. and American International Golf, Inc.

         99.1 Extension and Amendment Agreement Relating to the Delivery of Substitute Collateral, dated as of November 5, 2002, by and among American Golf Corporation, David G. Price, The David G. Price dated as of March 5, 1998 (as amended), Dallas P. Price, The Dallas P. Price Trust dated as of May 14, 1998 (as amended), Mountaingate Land Company L.P., BNY Midwest Trust Company as the collateral agent and each of the Secured Creditors (as defined therein)

         99.2 Amended and Restated Stock and Partnership Interests Pledge Agreement, dated as of November 5, 2002, between David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended) and BNY Midwest Trust Company as the collateral agent

         99.3 Stock and Partnership Interests Pledge Agreement, dated as of November 5, 2002, between Dallas P. Price, The Dallas P. Price Trust dated as of May 14, 1998 (as amended) and BNY Midwest Trust Company as the collateral agent

         99.4 Limited Recourse Dallas P. Price Guaranty, dated as of November 5, 2002, by Dallas P. Price and The Dallas P. Price Trust dated as of May 14, 1998 (as amended) in favor of BNY Midwest Trust Company as the collateral agent

         99.5 Amended and Restated Credit Enhancement Agreement, dated as of November 5, 2002, by and between American Golf Corporation, David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended), Dallas P. Price, The Dallas P. Price Trust dated as of May 14, 1998 (as amended) and Mountaingate Land Company, L.P.

         99.6 Credit Support Agreement, dated as of November 8, 2002, by and among David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended), Masters Funding LLC, GS Capital Partners 2000, L.P., Whitehall Street Global Real Estate Limited Partnership Agreement, 2001 and SOF-VI U.S. Holdings, L.L.C.

         99.7 Partnership Interests Pledge Agreement, dated as of November 8, 2002, between David G. Price, The David G. Price Trust dated as of March 5, 1998 (as amended) and Masters Funding LLC

         99.8 Partnership Interests Pledge Agreement, dated as of November 8, 2002, between The Dallas P. Price Trust dated as of May 14, 1998 (as amended) and Masters Funding LLC


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         99.9       Dallas P. Price Limited Guaranty, dated as of November 8,
                    2002, by Dallas P. Price, as trustee of The Dallas P. Price Trust dated as of May 14, 1998 (as amended) in favor of Masters Funding LLC










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